Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,509,500.00
Previously Paid Amount	0.00
Total Fee Amount	1,175.16
Total Offset Amount	0.00
Net Fee	$ 1,175.16